UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MBIA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your *Right* to Vote ***

**Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 5, 2020.**

**MBIA INC.**

MBIA INC.
1 MANHATTANVILLE ROAD
SUITE 301
PURCHASE, NY 10577

## Meeting Information

**Meeting Type:** Annual Meeting
**For holders as of:** March 10, 2020
**Date:** May 5, 2020 **Time:** 10:00 AM EDT
**Location:** Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MBI2020

To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MBI2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

Consistent with Executive Order No. 71 executed by the Governor of the State of Connecticut on March 21, 2020 authorizing the suspension of the physical location meeting requirements of the Connecticut General Statutes, we will adopt a virtual format for our Annual Meeting to enable universal access and a consistent experience to all shareholders regardless of location, in response to the current restrictions on, and health advice against, public gatherings in light of the existing coronavirus emergency.

You are receiving this communication because you hold shares in the company named above. A certified list of shareholders will be available for inspection beginning two days following the date of this Notice at www.proxyvote.com by logging in with the information that is printed in the box marked by the arrow and during the virtual Annual Meeting on the link mentioned above, marked "Registered Shareholder List."

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

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Before You Vote

How to Access the Proxy Materials

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Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT CERTIFIED LIST OF SHAREHOLDERS

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. The certified list of shareholders will also be available for inspection during the Annual Meeting at www.virtualshareholdermeeting.com/MBI2020 on the link marked “Registered Shareholder List”.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/MBI2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR

the following:

1. Election of Directors

1a. Diane L. Dewbrey

1b. William C. Fallon

1c. Steven J. Gilbert

1d. Charles R. Rinehart

1e. Theodore Shasta

1f. Richard C. Vaughan

The Board of Directors recommends you vote FOR the following proposals:

2. To approve, on an advisory basis, executive compensation.

3. To ratify the selection of PricewaterhouseCoopers LLP, certified public accountants, as independent auditors for the Company for the year 2020.

4. To approve the Company’s Amended and Restated Omnibus Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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